November 2014 Business Update

2 Confidential and Proprietary Information. Please do not copy, forward, redistribute, or publish. Avid ©2014. Safe Harbor & Non-GAAP Measures The information provided in this presentation and the accompanying slides includes forward-looking statements that involve risks and uncertainties, including statements about our anticipated plans, objectives, expectations and intentions. Such statements include, without limitation, statements regarding our recently filed financial statements or other information included herein based upon or otherwise incorporating judgments or estimates relating to future performance such as future earnings, bookings, backlog and free cash flow; our future strategy and business plans; our product plans, including products under development, such as Avid Everywhere; and our objective to obtain relisting on the NASDAQ Stock Market and to have our shares of common stock trade on that market. These forward-looking statements are based on current expectations as of the date this presentation was given and subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to the effect on our sales, operations and financial performance resulting from; the identified material weaknesses in our internal control over financial reporting; the delisting of our stock from NASDAQ; the previously disclosed ongoing SEC and Department of Justice inquiries; pending litigation, including the previously disclosed class action and possibility of further legal proceedings adverse to our company resulting from the restatement or related matters; the costs associated with the restatement; as well as our ability to have our shares relisted on the NASDAQ stock market; our liquidity; our ability to execute our strategic plan and meet customer needs; our ability to produce innovative products in response to changing market demand, particularly in the media industry; our ability to successfully accomplish our product development plans; competitive factors; history of losses; fluctuations in our revenue, based on, among other things, our performance in particular geographies or markets, fluctuations in foreign currency exchange rates and seasonal factors; adverse changes in economic conditions; variances in our backlog and the realization thereof. Moreover, the business may be adversely affected by future legislative, regulatory or changes, including tax law changes, as well as other economic, business and/or competitive factors. The risks included above are not exhaustive. Other factors that could adversely affect our business and prospects are described in the filings made by our company with the SEC. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. For an explanation of the operational metrics and non-GAAP measures used herein, as well as a reconciliation of the non-GAAP measures to the closest comparable GAAP measure, please see our previous filings with the SEC, including our current reports on Form 8-K filed on September 12, 2014; October 20, 2014; and November 14, 2014 and the exhibits thereto.

3 Confidential and Proprietary Information. Please do not copy, forward, redistribute, or publish. Avid ©2014. Avid’s legacy began with introducing some of the world’s best loved creative tools which defined an industry… Avid is… A premier provider of technology solutions to create, manage, distribute, and monetize media content ... and now we are well positioned to participate across the entire media workflow… …as the demand for high quality digitized content explodes, we power the creative process… …by connecting a creative idea with its expression and consumption as a monetized media asset.

4 Confidential and Proprietary Information. Please do not copy, forward, redistribute, or publish. Avid ©2014. Strong Position in High-Growth Markets With Attractive Economics Proven and trusted provider of high-value, essential solutions to a broad range of customers in large and growing media market Platform-oriented solutions solve the most critical pain points in an evolving industry in a unique and compelling way with greater flexible deployment and pricing choices Attractive economics: high margins, low capital intensity, scalable operating model, improving cash flow Experienced management team has demonstrated progress on executing on transformational strategy  Customer relationships across every major media segment, including almost all of the major film studios, leading international news networks, largest station groups, music recording studios and live venues  Broad global reach and distribution capabilities (over 50% of our revenue from outside the Americas, presence in over 140 countries)  Emotionally engaged client community  Independent professional segment : large and untapped market  Avid Everywhere allows customer to reduce costs through simplifying inter-operability  Participation across the value chain from creation to distribution, providing access to incremental customer wallet share at a time of increasing operating pressure  A more integrated, more flexible approach that also creates multiple new revenue opportunities for Avid  Acceleration of higher-margin, higher-growth products  Platform allows for highly leveragable development model with faster product introduction  Growing revenue backlog with higher proportion of recurring revenue  Efficient, flexible capital structure  Significant progress reducing operating costs with room to improve  Completed inherited highly complex and disruptive restatement process while still executing on strategy  Reversed prolonged trend of increasing losses and bookings decline  Achieving financial targets, on track to meet 2014 revenue and EBITDA guidance of $535 million and $64 million, respectively Strong Progress on Early Stages of Transformation with Large Opportunity Ahead

5 Confidential and Proprietary Information. Please do not copy, forward, redistribute, or publish. Avid ©2014. Participating in a Large and Evolving Market  Increasingly Complex and Evolving Value Chain  Fusing of Creative and Monetization Ends of Value Chain  Opportunities for Metadata Measurement and Analysis  Heavily Fragmented Vendor Landscape Breakdown of $54.4B Digital Media Technologies Market Value ($B and %) Products Value: $33.4B Services Value: $20.9B Production, 14.9, 27% Post- Production, 6.5, 12% Distribution, 12.1, 22% Services, 20.9, 38% *Other includes: non-related hardware and software, internal services, telecommunication, and IT services such as consulting, development and integration, hardware maintenance and support, IT management, process management, software support Sources: Gartner for IT spending, Frost, IABM, NAMM, Technavio, IBIS, Avid, and PwC estimates for Digital Media technology market

6 Confidential and Proprietary Information. Please do not copy, forward, redistribute, or publish. Avid ©2014. Ensure Efficiency and security $ € ¥ Maximize Asset value Collaboratively Create High-quality Content Media Organizations’ Key Strategic Needs Distribute Across channels and devices

7 Confidential and Proprietary Information. Please do not copy, forward, redistribute, or publish. Avid ©2014. Significant Room for Growth Sources: Frost&Sullivan, IABM, NAMM, Technavio, Infocomm, IBISWorld, Forrester Research, PwC Media Outlook, press articles, Avid, PwC estimates * Based on 2013 bookings Selected S u b -Se g ment s Projected Multi-Year CAGRs of Sub-Segments 0% 5% 10% 15% 20% 25% 30% Content Creation Processing NLE Transcoding OVP Ad MAM DRM Video Analytics Media Technology Spend in 2013: $54.4B Remaining Media Technology Spend, $40.6B, ~4% CAGR <5% CAGR, $5.2B 5-9% CAGR, $1.8B Currently Addressable, $7.7B High Growth Segments, $6.1B, ~17% CAGR >9% CAGR, $0.7B Avid’s share ~7% Opportunity to both gain share in segments Avid currently operates and expand into higher growth areas

Unparalleled global, product and customer breadth and reach

Product

Avid participates in 6 of 8 product market segments identified in IABM's *Global Market Valuation & Strategy Report*, an analysis of the value of products and services sold into professional media contexts

Geography

Broad and diverse distribution channels:

- ✓ Sales into over 140 countries
- ✓ Over 50% of revenue originates outside of Americas
- ✓ More than 600 channel partners globally

Customer

Segment

Significant purchasers of Avid solutions in the last twelve months:

- ✓ 6 of 6 … of the **major film studios**
- ✓ 8 of 10 … of the **leading international news networks**
- ✓ 12 of 15 … of the **largest station group owners**
- ✓ About 70% of **today's music** is created using Avid products

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Confidential and Proprietary Information. Please do not copy, forward, redistribute, or publish. Avid ©2014.

9 Confidential and Proprietary Information. Please do not copy, forward, redistribute, or publish. Avid ©2014. Perform better in the markets we serve today Address higher growth areas in current markets Address higher long-term growth areas and increase relevance Phase 1 Phase 2 Phase 3 Avid’s Three-Phase Transformational Approach Growth Cost Culture New management team performed broad and deep analysis of industry to evaluate how to best leverage strengths towards succeeding in evolving digital media marketplace

10 Confidential and Proprietary Information. Please do not copy, forward, redistribute, or publish. Avid ©2014. The Avid Advantage Customer Association Transformational Pillars  Faster new product introduction  Improved cross selling  Participate in higher growth areas  Lower cost deployment  Scale to all segments  Improved service model more efficient and targeted delivery  Increase revenue  Improve relationships  Increased community engagement  Improved return on investment  Greater market alignment

11 Confidential and Proprietary Information. Please do not copy, forward, redistribute, or publish. Avid ©2014. OUR VISION FOR THE MEDIA INDUSTRY. A platform for sustained business that connects content creation with distribution and monetization.

12 Confidential and Proprietary Information. Please do not copy, forward, redistribute, or publish. Avid ©2014. Avid Everywhere: Common Services Across the Workflow

13 Confidential and Proprietary Information. Please do not copy, forward, redistribute, or publish. Avid ©2014. Avid Everywhere–Our Vision for the Media Industry Notation & Scoring Control Surfaces Graphics Creation Video (NLE) Audio (DAW) Remote Collaboration Asset Management Multiplatform Distribution Metadata Tagging Protection & Encryption Analytics Newsroom Management Online Storage Nearline Storage Ingest & Playout

14 Confidential and Proprietary Information. Please do not copy, forward, redistribute, or publish. Avid ©2014. Avid Everywhere: A Platform to Drive Lower Costs Growth Cost Common platform lowers development cost and increases speed to market Notation & Scoring Control Surfaces Graphics Creation Video (NLE) Audio (DAW) Remote Collaboration Asset Management Multiplatform Distribution Metadata Tagging Protection & Encryption Analytics Newsroom Management Online Storage Nearline Storage Ingest & Playout

15 Confidential and Proprietary Information. Please do not copy, forward, redistribute, or publish. Avid ©2014. Growth Cost Anchor products provide strong cross sale opportunities across workflow Notation & Scoring Control Surfaces Video (NLE) Audio (DAW) Online Storage Asset Management Avid Everywhere: A Platform for Cross Sales Growth

16 Confidential and Proprietary Information. Please do not copy, forward, redistribute, or publish. Avid ©2014. Connectivity Toolkit allows for cross sale of partners solutions Scalable up and down market through flexible pricing and deployment Avid Everywhere: A Platform for Market Expansion Growth Cost Enterprise Channel Indie Professionals Notation & Scoring Control Surfaces Graphics Creation Video (NLE) Audio (DAW) Remote Collaboration Asset Management Multiplatform Distribution Metadata Tagging Protection & Encryption Analytics Newsroom Management Online Storage Nearline Storage Ingest & Playout

17 Confidential and Proprietary Information. Please do not copy, forward, redistribute, or publish. Avid ©2014. Collaboratively Create High-quality Content Distribute Across Multiple Channels and Devices Ensure Efficiency and security Maximize Asset value Differentiated Platform Addresses Evolving Customer Needs $ € ¥ Avid Everywhere delivers best-in-class creative tools in an efficient and powerful collaborative workflow with flexible pricing models delivered on–premise or in a cloud-based environment. The platform offers the flexibility to deliver rich content across diverse channels and devices from a single integrated platform. Benefits of global integrated model that contains embedded security elements to protect rich content assets that are unique to the media industry. Avid optimizes media asset value by protecting the asset and tagging metadata to utilize downstream during distribution and monetization, whether through ad insertion, rights management, analytics, etc.

18 Confidential and Proprietary Information. Please do not copy, forward, redistribute, or publish. Avid ©2014. The Avid Advantage  Drive efficiency  Reduce case closure time  Flexible support options and pricing  Increase revenue with new service offerings  Improve delivery quality  Develop packages to drive Avid Everywhere adoption Customer Care Professional Services Education  Transform revenue model  Increase certification and recertification rates  Develop training content to support Avid Everywhere Drive Delivery Costs Down Revenue Opportunity Revenue Opportunity Substantial potential to improve effectiveness of platform for our customers with enhanced service offerings on a more efficient delivery model Our differentiated services which span the length of the production process, providing unique access and opportunities in $21B and growing service market.

Avid Customer Association–Industry Leadership Collaboration Director of Technology and Technical Operations, ITV News ITV Chief Engineer CCTV Vice President of Post-Production Technology The Walt Disney Studios President 20th Century Fox Senior Vice President Univision Communications Inc. Motion Picture Editor Senior Vice President for Innovation, Strategy and Technology Berklee College of Music EVP & General Manager Fox Networks EVP of Technology and Production ZDF German Television General Manager, Media Operations and Technology CBC English Services CBC/Radio-Canada SVP Olympic Engineering & CTO NBC Sports Group VP CBS News Technology and Operations CBS News SVP of Media Technology and Development Turner Broadcasting Head of Strategic Operations Universal Music Group Director of Engineering Entertainment Rede Globo de Televisão Director of Sky Production Services Sky SVP Broadcast Operations & Engineering ABC Television Network  A collaborative media industry network established by Avid, run by and for our customers  17 Executive Board members represent some of the most influential industry leaders  120 additional customers comprise 6 strategic advisory councils  1,300 members in first 9 months – 51% increase since inaugural gathering in April 2014  20% of our bookings generated by the companies represented on our ACA Board  107 events held across 5 continents driven by ACA leaders to harness the collective energy of an emotionally engaged community

Financial Overview

21 Confidential and Proprietary Information. Please do not copy, forward, redistribute, or publish. Avid ©2014. LTM Bookings ($M) $490 $510 $530 $550 $570 $590 $610 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Early Growth Results Normalized LTM Growth Rates -5.4% -2.1% 3.7% 0.5% 0.4% 2.0% 6.9% 2.8% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% Q42013 Q12014 Q22014 Q32014 Total Bookings Bookings - Marketed Products LTM Platform Related Unit Bookings* 0 200 400 600 800 1,000 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Media Composer Cloud Subscribers 0 500 1,000 1,500 2,000 2,500 3,000 3,500 May Jun Jul Aug Sep * Units related to MediaCentral, Interplay MAM and Interplay Production

22 Confidential and Proprietary Information. Please do not copy, forward, redistribute, or publish. Avid ©2014. Non-GAAP LTM Gross Margin & Expenses Early Cost and Profitability Results ($M) Adjusted EBITDA and Margin $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 2013 2014 Guidance - Guidance: $64M-$72M - 12-13% EBITDA Margin - Low end of range sets floor for 2015 and beyond - Avid Everywhere enables 5 different growth engines - Focus on leaner, more directed cost structure 61.4% 60.7% 61.2% 0.0% 20.0% 40.0% 60.0% 80.0% $250 $260 $270 $280 $290 $300 Q4'12 Q4 '13 Q3 '14 Operating Expense Gross Margin 0% 5% 10% 15% 20% 25% 30% $0 $5 $10 $15 $20 $25 2013 2014 Guidance Free Cash Flow Cash Conversion Free Cash Flow and Cash Conversion Revenue Backlog $325 $350 $375 $400 $425 Dec'13 Sep'14 Backlog Generated After 2010

Growth and Visibility on a Scalable Operating Model

Revenue

Bookings have hit a growth inflection point and Avid has turned on 5 key growth engines enabled by Avid Everywhere

- Platform sales and focus on high margin products
- Cross-selling and up-selling across entire workflow
- Subscription & cloud offerings open access to independent pro market
- Community led Marketplace transactions
- Connectivity Toolkit allows vendors to also leverage MediaCentral Platform

Costs

Focus on a leaner, more directed cost structure enabled by common platform architecture

- Lower development cost
- Product rationalization
- Indirect procurement
- Labor arbitrage and facility rationalization
- Clear focus on ROI supported investments

Adjusted EBITDA has hit a floor and we expect margins to expand

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Confidential and Proprietary Information. Please do not copy, forward, redistribute, or publish. Avid ©2014.

24 Confidential and Proprietary Information. Please do not copy, forward, redistribute, or publish. Avid ©2014. Strategic M&A Amplifies Opportunities Leverages the Platform Provides New Distribution Adds a New Anchor for Growth  Achieve above-market synergies by consolidating all that is common onto the Platform  Accelerate revenue by cross-selling target’s solutions through the expanding footprint of the Platform  Expand deployment of the Platform and ability to cross-sell Avid products to new customers  Consolidate customer base in target markets and further position Avid as the lowest cost distributor of services to all segments that it serves  Contributes compelling adjacent market opportunities through differentiated technology and/or new, high-growth customer segments  Exploit cross-sell opportunities with new anchor products

25 Confidential and Proprietary Information. Please do not copy, forward, redistribute, or publish. Avid ©2014. Key Takeaways Proven and Trusted Provider of Strategic Solutions to Key Industry Players and Broadening Customer Base Participating in a Large and Evolving Market with Room for Growth Attractive Economics with High Margin Products and Scalable Cost Structure Recent Results Confirm Transformation Already Underway Platform Solves Critical Issues in Increasingly Complex Value Chain to Expand Existing Revenue Streams

26 Confidential and Proprietary Information. Please do not copy, forward, redistribute, or publish. Avid ©2014. Strong Position in High-Growth Markets With Attractive Economics Proven and trusted provider of high-value, essential solutions to a broad range of customers in large and growing media market Platform-oriented solutions solve the most critical pain points in an evolving industry in a unique and compelling way with greater flexible deployment and pricing choices Attractive economics: high margins, low capital intensity, scalable operating model, improving cash flow Experienced management team has demonstrated progress on executing on transformational strategy  Customer relationships across every major media segment, including almost all of the major film studios, leading international news networks, largest station groups, music recording studios and live venues  Broad global reach and distribution capabilities (over 50% of our revenue from outside the Americas, presence in over 140 countries)  Emotionally engaged client community  Independent professional segment : large and untapped market  Avid Everywhere allows customer to reduce costs through simplifying inter-operability  Participation across the value chain from creation to distribution, providing access to incremental customer wallet share at a time of increasing operating pressure  A more integrated, more flexible approach that also creates multiple new revenue opportunities for Avid  Acceleration of higher-margin, higher-growth products  Platform allows for highly leveragable development model with faster product introduction  Growing revenue backlog with higher proportion of recurring revenue  Efficient, flexible capital structure  Significant progress reducing operating costs with room to improve  Completed inherited highly complex and disruptive restatement process while still executing on strategy  Reversed prolonged trend of increasing losses and bookings decline  Achieving financial targets, on track to meet 2014 revenue and EBITDA guidance of $535 million and $64 million, respectively Strong Progress on Early Stages of Transformation with Large Opportunity Ahead